Exhibit 10.17.1


                             UCAR INTERNATIONAL INC.
                    EXECUTIVE EMPLOYEE STOCK PURCHASE PROGRAM
                            (MID-MANAGEMENT VERSION)


To:  ____________________

                  UCAR International Inc. is pleased to announce the adoption of an Executive Employee Stock Purchase Program in which you are invited to participate. The Program has been designed to assist employees in meeting the voluntary stock ownership guidelines adopted by the Board of Directors for the Chief Executive Officer, other Officers and members of the Company and Business Councils. You have no obligation to purchase shares under either those guidelines or the Program.

                  Under the Program, you have the right to purchase shares of common stock in an amount up to your annual base salary. The purchase price per share is the closing price of the common stock on the NYSE on the trading day immediately preceding the exercise date. For those participants who exercised the right to purchase shares effective prior to October 15, 1998, the purchase price is $17.06 per share (the closing price of the common stock on the NYSE on the date on which the Program was adopted by the Board of Directors). If your base salary increases or the market value of the shares you purchased under the Program decreases while the Program is still in effect, you may purchase additional shares to bring the market value of the shares purchased by you under the Program up to your annual base salary then in effect.

                  The purchase price for shares shall be due at the time of exercise. For those participants who exercised the right to purchase shares effective prior to October 15, 1998, the purchase price for their shares shall be due on or before December 31, 1998. You are responsible for any taxes incurred in connection with the sale of any shares purchased under the Program. You should consult your tax advisor as to the tax consequences of any such sale.

                  To exercise your right to purchase shares under the Program, please complete, sign and deliver to the Human Resources Department (attention:
Brian Blowes) a copy of the attached Stock Purchase Notice. You should retain a copy of the completed Purchase Notice for your records. Except for those participants who exercised their right to purchase shares prior to October 15, 1998, the date on which the Purchase Notice is delivered to the Company shall be deemed to be the exercise date. Those participants who exercised their right to purchase shares effective prior to October 15, 1998 should complete, sign and deliver a confirming Purchase Notice. These confirming Purchase Notices should be dated as of the date of original exercise of the right to purchase shares.

                  In order to facilitate the sale of shares under the Program, all sales will be effected through accounts at BNY Brokerage. If you have not already opened an account at BNY Brokerage, please contact Brian Blowes to make arrangements to do so.

                  The Company intends to register, under the Securities Act of 1933 and applicable state securities laws, the sale of shares under the Program and/or the resale thereof. At the time you intend to resell shares purchased under the Program, you should first confirm with the General Counsel that either the resale registration is still in effect or that such registration is not necessary or an exemption therefrom is available. The absence of a required resale registration could result in restrictions on the resale of shares purchased under the Program.

                  Shares purchased under the Program will consist of newly issued shares (if you are not a reporting person under Section 16(a) of the Securities Exchange Act of 1934) or treasury shares (if you are such a person).

         The maximum number of shares which may be sold under the Program to participants who are reporting persons under Section 16(a) of the Securities Exchange Act of 1934 is limited to the number of treasury shares previously listed on the NYSE which have not been allocated for use under some other employee benefit program. Accordingly, notwithstanding anything contained herein to the contrary, no shares will be sold under the Program to such a participant if the sale would exceed this limitation. For purposes of complying with this limitation, except for sales made to participants who exercised their right to purchase shares effective prior to October 15, 1998, (i) shares will be sold under the Program to participants in the order in which Purchase Notices are received by the Company, (ii) no shares will be sold to such a participant pursuant to a Purchase Notice if the full number of shares cannot be sold to such a participant pursuant to any earlier received Purchase Notice (from the same or any other participant) due to this limitation and (iii) if the full number of shares cannot be sold to such a participant due to this limitation, the maximum number of shares which is permissible to sell in compliance with this limitation will be sold.

                  You are reminded of your continuing obligation under securities laws not to sell shares while in possession of material, non-public information about the Company. In addition, you are also reminded of your potential liability for short swing profits under Section 16(b) of the Securities Exchange Act of 1934. Such liability may exist if you have sold any shares within six months before the date you purchase shares under the Program or if you intend to sell any shares within six months after the date you purchase shares under the Program. Likewise, such liability may exist if you have purchased or sold shares in a UCAR Stock Fund within the UCAR Carbon Savings Plan within such six month period. Accordingly, if you have any concerns regarding the applicability of these rules to you, you should consult with the General Counsel prior to purchasing any shares under the Program.

                  The Program was adopted on September 29, 1998 and may be discontinued at any time. The Program shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles thereof.

Date:  October 5, 1998

                             UCAR INTERNATIONAL INC.
                    EXECUTIVE EMPLOYEE STOCK PURCHASE PROGRAM
                              STOCK PURCHASE NOTICE

UCAR International Inc.
39 Old Ridgebury Road
Danbury, Connecticut  06817
Attention: Brian Blowes, Human Resources Department

BNY Brokerage
101 Barclay Street, 12W
New York, New York 10286
Attention:  Tom Meder

The Bank of New York
101 Barclay Street, 12W
New York, New York  10286
Attention: Diana Ajjan

                  Reference is made to the UCAR International Inc. Executive Employee Stock Purchase Program. I hereby exercise my right to purchase shares of common stock under the Program and, accordingly, agree as follows:

                  1. I irrevocably and unconditionally agree to purchase ___________ shares (the "Shares") of common stock from the Company at the purchase price per share specified under the Program.
                  2. I have deposited (or will deposit prior to the closing of the purchase) funds in my brokerage account maintained at BNY Brokerage sufficient to pay the purchase price for the Shares.
                  3. I instruct BNY Brokerage to withdraw from my brokerage account (and pay to the Company or the common stock transfer agent for the account of the Company) sufficient funds to pay the purchase price for the Shares against receipt from the transfer agent of the Shares (in either certificated or uncertificated form registered in either my name or street name). Completion of these transactions shall constitute the closing of the purchase and shall take place promptly after the date hereof.

                  4. This Agreement is subject to the terms and conditions of the Program, which is incorporated by reference herein. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles thereof. Any proceeding with respect to this Agreement shall be brought in a court of competent jurisdiction in the State of Connecticut and I submit to the exclusive jurisdiction of such courts for such purpose. I irrevocably waive any objections which I may now or hereafter have to the laying of the venue of any such proceeding brought in any such court and waive any claims that any such proceeding brought in any such court has been brought in an inconvenient forum.

                              Very truly yours,

                                       Signature:
                                                 -------------------------------

                                       Name:
                                             -----------------------------------

                                       Number of Shares:
                                                        ------------------------

                                       Date:  October  12, 1998



Accepted. Bank of New York
is instructed to take such actions
as may be necessary to effect the
purchase described herein.

UCAR INTERNATIONAL INC.

By:
   -----------------------------------------
      Name:
      Title: